UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 1, 2012

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 17th Street, Suite 2775

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

(303) 633-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On November 6, 2012 the Registrant filed a Current Report on Form 8-K (the “Original Filing”), which contained financial statements required by Item 2.01 of Form 8-K. Exhibits 23.1 and 99.1 to that 8-K are hereby amended and replaced in order to include a conformed signature, which was inadvertently omitted in the original filing, to the independent auditor’s report filed as part of Exhibit 99.1. Other than including the conformed signature, this amendment does not amend or modify the disclosures in the Original Filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited combined financial statements of the South/Central Texas Gathering and Processing Business as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009, and unaudited combined financial statements of the South/Central Texas Gathering and Processing Business as of June 30, 2012 and for the six months ended June 30, 2012 and 2011, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Partnership as of and for the six months ended June 30, 2012 and the year ended December 31, 2011, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Contribution Agreement, dated November 2, 2012, among DCP LP Holdings, LLC, DCP Midstream GP, LP, DCP Midstream, LLC, and DCP Midstream Partners, LP.

10.1*	Amended and Restated General Partnership Agreement of DCP SC Texas GP, dated November 2, 2012, by and among DCP LP Holdings, LLC, DCP SC Texas Holdings LLC, and DCP South Central Texas Holdings LLC.

10.2*	First Amendment to Term Loan Agreement, dated November 1, 2012, among DCP Midstream Partners, LP, DCP Midstream Operating, LP, SunTrust Bank, as administrative agent, and the lenders named therein.

10.3*	Term Loan Agreement, dated November 1, 2012, among DCP Midstream Partners, LP, DCP Midstream Operating, LP, SunTrust Bank, as administrative agent, and the lenders named therein.

23.1	Consent of Deloitte & Touche LLP on the South/Central Texas Gathering and Processing Business Combined Financial Statements as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010, and 2009.

99.1	Audited combined financial statements of the South/Central Texas Gathering and Processing Business as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010, and 2009, and unaudited combined financial statements of the South/Central Texas Gathering and Processing Business as of June 30, 2012 and for the six months ended June 30, 2012 and 2011.

99.2*	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP as of and for the six months ended June 30, 2012, and for the year ended December 31, 2011.

99.3*	Press Release, dated November 6, 2012.

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2012

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Rose M. Robeson

		Name:	Rose M. Robeson
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Contribution Agreement, dated November 2, 2012, among DCP LP Holdings, LLC, DCP Midstream GP, LP, DCP Midstream, LLC, and DCP Midstream Partners, LP.

10.1*	Amended and Restated General Partnership Agreement of DCP SC Texas GP, dated November 2, 2012, by and among DCP LP Holdings, LLC, DCP SC Texas Holdings LLC, and DCP South Central Texas Holdings LLC.

10.2*	First Amendment to Term Loan Agreement, dated November 1, 2012, among DCP Midstream Partners, LP, DCP Midstream Operating, LP, SunTrust Bank, as administrative agent, and the lenders named therein.

10.3*	Term Loan Agreement, dated November 1, 2012, among DCP Midstream Partners, LP, DCP Midstream Operating, LP, SunTrust Bank, as administrative agent, and the lenders named therein.

23.1	Consent of Deloitte & Touche LLP on the South/Central Texas Gathering and Processing Business Combined Financial Statements as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010, and 2009.

99.1	Audited combined financial statements of the South/Central Texas Gathering and Processing Business as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010, and 2009, and unaudited combined financial statements of the South/Central Texas Gathering and Processing Business as of June 30, 2012 and for the six months ended June 30, 2012 and 2011.

99.2*	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP as of and for the six months ended June 30, 2012, and for the year ended December 31, 2011.

99.3*	Press Release, dated November 6, 2012.

*	Previously filed